UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2010
Date of Report (Date of Earliest Event Reported)

CENTER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 251-2222
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01          Regulation FD Disclosure.*

President and Chief Executive Officer Jae Whan Yoo is scheduled to participate in a panel discussion at the FIG Partners’ 1st Annual West Coast Bank CEO Forum on Thursday, February 18, 2010 at 9:10 a.m. Pacific at the Four Seasons Hotel in San Francisco.  In addition, the company plans to utilize a corporate presentation during meetings with the investment community.

Attached as Exhibit 99.1 is a copy of the presentation materials to be provided at those meetings.

Item 9.01          Financial Statements and Exhibits.*

(d)      Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Center Financial Corporation Presentation Materials

_______________

*         The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California Financial Group, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTER FINANCIAL CORPORATION

Dated:	February 18, 2010	By:	/s/ Lonny D. Robinson
		Name:	Lonny D. Robinson
		Title:	Executive Vice President, Chief Financial Officer

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